                    SCHEDULE 14A INFORMATION
                          (Rule 14a-101)
             INFORMATION REQUIRED IN PROXY STATEMENT

                     SCHEDULE 14A INFORMATION
   Proxy Statement Pursuant to Section 14(a) of the Securities
             Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ]  Preliminary Proxy Statement
[X ]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Subsection 240.14a-11(c)
      or Subsection 240.14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                    HFB FINANCIAL CORPORATION
----------------------------------------------------------------
        (Name of Registrant as Specified in its Charter)


----------------------------------------------------------------
            (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[x ]  No fee required.
[  ]  Fee computed on table below per Exchange Act Rules
      14a-6(i)(1) and 0-11.

     1.     Title of each class of securities to which
transaction applies:
________________________________________________________________

     2.     Aggregate number of securities to which transaction
applies:
________________________________________________________________

     3.     Per unit price or other underlying value of
transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
________________________________________________________________

     4.     Proposed maximum aggregate value of transaction:
________________________________________________________________

     5.     Total fee paid:
________________________________________________________________

[  ]  Fee paid previously with preliminary materials:
________________________________________________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1.     Amount Previously Paid:
            ____________________________________________

     2.     Form, Schedule or Registration Statement no.:
            ____________________________________________

     3.     Filing Party:
            ____________________________________________

     4.     Date Filed:
            ____________________________________________

                     [LETTERHEAD]





                   October 23, 1998





Dear Stockholder:

     We invite you to attend the Annual Meeting of Stockholders of HFB Financial Corporation (the "Corporation"), the holding company of Home Federal Bank, Federal Savings Bank to be held at Pine Mountain State Resort Park, Pineville, Kentucky, on
Tuesday, November 24, 1998 at 2:00 p.m.

     The Annual Meeting has been called for the election of directors. Enclosed is a proxy statement, a proxy card and an Annual Report to Stockholders for the 1998 fiscal year. Directors and officers of the Corporation, as well as representatives of the Corporation's independent auditors will be present to respond to any questions the stockholders may have.

     YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. On behalf of the Board of Directors, we urge you to please sign, date and return the enclosed proxy card in the enclosed postage-prepaid envelope as soon as possible, even if you currently plan to attend the annual meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting.

                                   Sincerely,

                                   /s/ David B. Cook

                                   David B. Cook
                                   President

               HFB FINANCIAL CORPORATION
                1602 CUMBERLAND AVENUE
              MIDDLESBORO, KENTUCKY 40965
                    (606) 248-1095

       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
           TO BE HELD ON NOVEMBER 24, 1998


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stock-

holders (the "Meeting") of HFB Financial Corporation (the
"Corporation"), the holding company of Home Federal Bank, Federal Savings Bank, will be held at Pine Mountain State Resort
Park, Pineville, Kentucky on Tuesday, November 24, 1998 at 2:00 p.m.

     A Proxy Card and a Proxy Statement for the Meeting are enclosed.

     The Meeting is for the purpose of considering and acting upon:

     1.   The election of two directors of the Corporation;
          and

     2. Such other matters as may properly come before the Meeting or any adjournment thereof.

     NOTE: The Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Pursuant to the Bylaws of the Corporation, the Board of Directors has fixed the close of business on October 1, 1998, as the record date for determination of the stockholders entitled to vote at the Meeting and any adjournments thereof.

     You are requested to fill in and sign the enclosed form of Proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                                   BY ORDER OF THE BOARD
                                   OF DIRECTORS


                                   /s/ Frank W. Lee

                                   Frank W. Lee
                                   Secretary
Middlesboro, Kentucky
October 23, 1998

IMPORTANT: PLEASE SIGN, DATE AND COMPLETE THE ENCLOSED PROXY. THE PROMPT RETURN OF PROXIES WILL SAVE YOUR CORPORATION THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM. AN ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                    PROXY STATEMENT
                          OF
               HFB FINANCIAL CORPORATION
                1602 CUMBERLAND AVENUE
              MIDDLESBORO, KENTUCKY 40965
                    (606) 248-1095

            ANNUAL MEETING OF STOCKHOLDERS
                  NOVEMBER 24, 1998

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of HFB Financial Corporation (the "Corporation"), the holding company of Home Federal Bank, Federal Savings Bank ("Home Federal" or the "Bank"), to be used at the Annual Meeting of Stockholders of the Corporation (the "Meeting") which will be held at Pine Mountain State Resort Park, Pineville, Kentucky, on Tuesday, November 24, 1998 at 2:00 p.m. The accompanying Notice of Annual Meeting and this Proxy Statement are being first mailed to stockholders on or about October 23, 1998.

REVOCATION OF PROXIES

    Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Corporation, the filing of a later proxy prior to a vote being taken on a particular proposal at the Meeting or by attendance at the Meeting and voting in person. A written notice revoking a previously executed proxy should be sent to HFB Financial Corporation, 1602 Cumberland Avenue, Middlesboro, Kentucky 40965 -- Attention: Frank W. Lee, Secretary. Proxies solicited by the Board of Directors of the Corporation will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted for the nominees for directors set forth below and in favor of each of the other proposals set forth in this Proxy Statement for consideration at the Meeting.

    The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and with respect to matters incident to the conduct of the Annual Meeting. If any other business is presented at the Annual Meeting, proxies will be voted by those named therein in accordance with the determination of a majority of the Board of Directors. Proxies marked as abstentions will not be counted as votes cast. In addition, shares held in street name which have been designated by brokers on proxy cards as not voted will not be counted as votes cast. Proxies marked as abstentions or as broker no votes, however, will be treated as shares present for purposes of determining whether a quorum is present.

VOTING SECURITIES AND SECURITY OWNERSHIP

    Holders of record of the Corporation's common stock, par value $1.00 per share (the "Common Stock"), as of the close of business on October 1, 1998 (the "Record Date") are entitled to one vote for each share then held. As of the Record Date, the Corporation had 1,089,648 shares of Common Stock issued and out-

standing, and there were approximately 400 stockholders of record (not including certain persons holding shares in "street name"). The presence, in person or by proxy, of at least a majority of the total number of shares of the Common Stock outstanding on the Record Date will be required to constitute a quorum at the Meeting.

    The following table sets forth information as of the Record Date (i) with respect to any person who was known to the Corporation to be the beneficial owner of more than five percent of the Common Stock and (ii) as to the Common Stock beneficially owned by each director or nominee of the Corporation, each executive officer of the Corporation who is not a Director, and all directors and executive officers of the Corporation as a group.

                                             AMOUNT AND          PERCENT OF
                                             NATURE OF           SHARES OF
                                             BENEFICIAL          COMMON STOCK
                                             OWNERSHIP(1)(2)     OUTSTANDING
                                             ---------------     ------------
HFB Financial Corporation
Employee Stock Ownership Plan and Trust
1602 Cumberland Avenue
Middlesboro, Kentucky  40965                  11,559  (3)          1.06%

Frank W. Lee, Director                        25,200               2.31
Charles A. Harris, Director                   31,549               2.90
Frances Coffey Rasnic, Director                6,187                .06
David B. Cook, Director and Executive Officer 66,597               6.11
Earl Burchfield, Director                     33,498               3.06
E.W. Nagle, Director                          22,687               2.07
Robert V. Costanzo, Chairman of the Board     14,995               1.38
Stanley Alexander, Jr., Executive Officer      9,699                .89

All directors and executive
  officers as a group (8 persons)            207,412  (4)         18.69

--------------
(1) As to the Corporation's directors and executive officers, includes 4,000, 4,021, 6,021, 6,021 and 20,063 shares which may be acquired by Messrs. Burchfield, Nagle, Costanzo, Ms. Rasnic and all directors and executive officers as a group upon the exercise of stock options granted under the HFB Financial Corporation 1992 Stock Option Plan.
(2) Includes 17,846, 5,528, 3,795, 8,544, 600 and 36,313 shares held for the benefit of Directors Lee, Harris, David B. Cook, Burchfield, Costanzo and all directors and executive officers as a group, respectively, through trusts established under the Bank's discontinued and current deferred compensation plans for directors. In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has or shares voting or investment power with respect to such Common Stock or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. Except as otherwise noted, ownership is direct, and the named individuals and group exercise sole voting and investment power over the shares of the Common Stock.
(3) Shares owned by the HFB Financial Corporation Employee Stock Ownership Plan and Trust ("ESOP") are held in a suspense account for allocation among participants on the basis of compensation as the loan is repaid. Of the 79,436 shares held by the ESOP, 67,878 shares had been allocated as of June 30, 1998. The ESOP Committee as appointed by the Board of Directors, consists of Directors Harris, Costanzo and Burchfield. Directors Harris, Costanzo and Burchfield, none of whom are full-time employees of the Bank, serve as the ESOP Trustees. The ESOP Trustees must vote all allocated shares held in the ESOP in accordance with the directions of the ESOP Committee.
(4) Includes shares held by certain directors and executive officers as custodians under Uniform Transfers to Minors Acts, by their spouses and children and for the benefit of certain directors and executive officers under individual retirement accounts ("IRAs"). Does not include 11,559 unallocated shares held by the ESOP. Includes 36,313 shares owned by directors and executive officers through trusts established under the Bank's discontinued and current deferred compensation plans for directors.


---------------------------------------------------------------
          PROPOSAL I - ELECTION OF DIRECTORS
---------------------------------------------------------------

GENERAL

    The Corporation's Board of Directors currently is composed of seven members, with approximately one-third of the Members of the Board to be elected annually in accordance with the Corporation's bylaws. In December of 1997, long-time Officer and Director J.D. Cook passed away, and the Board was reduced in size to seven members. More information regarding Mr. Cook can be found in the 1998 Annual Report which accompanies this Proxy Statement. At the Meeting, two persons nominated by the Board of Directors, who currently are directors and whose terms expire in 1998, will stand for election.

    The Board of Directors has nominated E. W. Nagle and
Robert V. Costanzo to serve as directors for a three-year period or until their respective successors have been elected and shall qualify. It is intended that the persons named in the proxies solicited by the Board will vote for the election of the named nominees. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

    The following table sets forth for each nominee and for each director continuing in office, such person's name, age as of June 30, 1998, the year he or she first became a director of the Bank and the year his or her current term as a director will expire. All such persons became directors of the Corporation in 1992, upon the Corporation's organization, except Ms. Rasnic, who was appointed a director of the Corporation in 1996.

                                      YEAR FIRST       CURRENT
                                       ELECTED OR        TERM
                       AGE AS OF       APPOINTED          TO
NAME                 JUNE 30, 1998     DIRECTOR         EXPIRE
----                 -------------   ------------       ------
             BOARD NOMINEES FOR TERMS TO EXPIRE IN 2001

E. W. Nagle              86             1961            1998
Robert V. Costanzo       42             1989            1998

                     DIRECTORS CONTINUING IN OFFICE

Frank W. Lee             85             1952            1999
Charles A. Harris        64             1987            1999
Frances Coffey Rasnic    49             1996            1999
David B. Cook            48             1974            2000
Earl Burchfield          68             1976            2000


    The principal occupation of each Director and Executive
Officer of the Corporation during the last five years is set forth below.

    E. W. NAGLE is retired from the Middlesboro Tanning
Company, where he served as an officer. He is a member of the Lions Club and a Charter Member of the All Sports Hall of Fame.

    ROBERT V. COSTANZO is Chairman of the Board of the Corporation, and is a practicing attorney in Middlesboro, Kentucky. He has served as a member of the Middlesboro-Bell County Airport Board of Directors. He is a member of the Middlesboro Kiwanis Club, the Kentucky Bar Association and Academy of Trial Attorneys.

    FRANK W. LEE currently serves as Secretary/Treasurer of the Bank and the Company. He has a law degree and is a member of the Kentucky Bar Association. Mr. Lee is a retired pharmacist and is the past owner of Lee's Drug Store in Middlesboro, Kentucky. Mr. Lee is a former director of a local bank.

    CHARLES A. HARRIS is owner of Harris Insurance Agency in Harlan, Kentucky. Mr. Harris is serving, or has served as president of the Harlan Lions Club, Chairman of the Harlan County Chapter of American Red Cross, Harlan Chamber of Commerce, Councilman of City of Harlan, Kentucky, Harlan Volunteer Firefighters, Harlan School Futures Committee, Advisor to Harlan State Vocational Technical School, President of the Alumni Association of Harlan Boys Choir, Board Member of Red Bird Mission, Beverly, Kentucky and Board Member of Harlan County Extension Service. Mr. Harris is also a member of the Oleika Shrine and the Harlan County Shrine Club.

    FRANCES COFFEY RASNIC is associated with the Coffey
Funeral Home of New Tazewell and Harrogate, Tennessee. She currently serves as a board member of the Claiborne County
Chamber of Commerce, Secretary of Claiborne County American
Cancer Society, and as a Board Member of C.E.A.S.E.

    DAVID B. COOK currently serves as president and CEO of Home Federal Bank FSB in Middlesboro, Kentucky and HFB Financial Corporation, Jacksboro, Tennessee. A graduate of Western Kentucky University and a member of First Baptist Church in Middlesboro, Mr. Cook has served as president of both the Lexington Chapter of the Society of Real Estate appraisers and the ROHO club of Middlesboro. He has previously served as a board member on the Bell County Chamber of Commerce, the Board of Housing Appeals for the city of Middlesboro and the City Council's Finance Committee. He is a past board member of the Bluegrass Council of Boy Scouts of America, Lexington, Kentucky. Mr. Cook is presently on the board of the Bell County Industrial Foundation and Revolving Loan Committee.

    EARL BURCHFIELD is retired as a newspaper publisher. Mr. Burchfield is a past member of the Middlesboro Rotary Club, a past trustee of Applachian Hospitals, a past member of Bell County and Claiborne County Chambers of Commerce and active in the area Gideons organization. He serves as a Nursing Home Volunteer, as well as church treasurer and Deacon.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

    The following sets forth information with respect to the executive officer of the Company, including his age as of the Record Date, who does not serve on the Board of Directors.

    STANLEY ALEXANDER, JR., age 49, is currently the Bank's and the Corporation's Chief Financial Officer. Mr. Alexander graduated from the Graduate School of Banking at the University of Wisconsin in 1984 and had 17 years of banking experience prior to joining Home Federal in 1991. He currently serves as treasurer of the Middlesboro-Bell County Airport Board, Secretary of the ROHO Club, and has served as a member of the "Advisory Group" to the Middlesboro City Council's Finance Committee.

COMMITTEES OF THE BOARDS OF DIRECTORS OF THE CORPORATION

    The Boards of Directors of the Corporation and the Bank conduct their business through meetings of the Boards and their committees. During the fiscal year ended June 30, 1998, the Corporation's Board of Directors held 12 meetings. No current director attended fewer than 75% of the total aggregate meetings of the Corporation's Board of Directors and committees on which such Board member served during fiscal 1998.

    The Corporation's audit committee is comprised of Directors Burchfield (Chairman) and Rasnic, and Chief Financial Officer Stanley Alexander, Jr. The audit committee meets as needed, to examine and approve the audit report prepared by the independent auditors of the Corporation. During fiscal 1998, the Corporation's audit committee met once.


    The Corporation's Nominating Committee is comprised of the full Board of Directors for the purpose of evaluating candidates and making nominations for election as directors. This Committee met one time during fiscal 1998 in that capacity. While the Board of Directors will consider nominees recommended by stockholders, it has not actively solicited recommendations from the Corporation's stockholders for nominees nor, subject to the procedural requirements set forth in the Corporation's Charter and Bylaws, established any procedures for this purpose.

    The Corporation's compensation committee is comprised of Directors Lee (Chairman), Burchfield and Harris. The Committee meets periodically to evaluate the compensation and fringe benefits of the directors, officers and employees and to recommend changes and to monitor and evaluate employee morale. The compensation committee met once during fiscal 1998.

                EXECUTIVE COMPENSATION

COMPENSATION SUMMARY

    The Corporation's principal subsidiary is the Bank. The Corporation has no full time employees, relying instead on employees of the Bank for the limited corporate services provided. All compensation paid to officers and other employees is paid by the Bank. The following table sets forth information regarding cash and noncash compensation for the 1998 fiscal year awarded to or earned by the Corporation's Chief Executive Officer, as no other executive officer's total salary and bonus for the fiscal year exceeded $100,000 for services rendered in all capacities to the Corporation and its subsidiaries.

                                                                      Long-Term
                                        Annual Compensation(1)       Compensation
Name and Principal                      ----------------------         Payout of            All Other
   Position                 Year        Salary          Bonus     Restricted Stock(2)   Compensation (3)
-----------------           ----        ------          -----     -------------------   ----------------

David B. Cook
President and Chief         1998       $118,875       $ 5,989          $19,739            $38,608
Executive Officer of the    1997        112,500        11,094           58,964             41,481
Corporation and Bank        1996        107,500        12,656           62,790             37,851

Stanley Alexander, Jr.
Chief Financial Officer of
the Corporation and Bank    1998         67,000        43,333               --             12,707

---------
(1) Excludes perquisites, which did not exceed 10% of each named executive officer's annual salary and bonus.
(2) Reflects value of restricted stock awards based on the difference of the market value of the Common
    Stock of $20.00 as of October 1, 1998, and when vested for fiscal 1995.
(3) Includes fees in the amount of $11,200 in fiscal 1998, $9,900 in fiscal 1997 and $10,100 in fiscal
    1996 for Mr. Cook's services as a director for the Corporation and the Bank.  ESOP contributions in fiscal 1998, 1997 and 1996 for the benefit of Mr. Cook of $27,408, $30,483 and $27,751, respectively.
    ESOP contributions for Mr. Alexander were $12,607 in fiscal 1998.

PENSION PLAN

    The Corporation's principal subsidiary is the Bank. The Bank participates in a multiple employer defined benefit plan (the "Pension Plan"). Employees who have one year of service and reached age 21 are eligible to participate in the Pension Plan. They are 100% vested after five years of service. Employees are entitled to a normal retirement benefit at age 65 equal to 2% times years of benefit service times the average annual salary (as defined) for the five consecutive years of highest salary during benefit service, with annual 1% adjustments for retirees who attain age 66 and older. The Pension Plan also provides for early retirement benefits (commencing as early as age 55), disability
retirement benefits and death benefits. Contributions are actuarially determined. The Bank makes all contributions to the Pension Plan. During 1998, the Bank did not contribute to the Pension Plan. At June 30, 1998, Mr. David B. Cook had 25 years of credited service under the Pension Plan.

    The following table illustrates annual pension benefits at age 65 under the Pension Plan at various levels of compensation and years of service, assuming 100% vesting of benefits. All retirement benefits illustrated in the table below are without regard to any Social Security benefits to which a participant might be entitled.


                                         Years of Service
  Average       -------------------------------------------------------------------
Compensation       5        10        15       20          25       30        35
------------    ------    ------    ------    ------     ------    -----     ------

  $  20,000     $ 2,000   $ 4,000   $ 6,000   $ 8,000    $ 10,000  $ 12,000 $ 14,000
     40,000       4,000     8,000    12,000    16,000      20,000    24,000   28,000
     60,000       6,000    12,000    18,000    24,000      30,000    36,000   42,000
     80,000       8,000    16,000    24,000    32,000      40,000    48,000   56,000
    100,000      10,000    20,000    30,000    40,000      50,000    60,000   70,000
    120,000      12,000    24,000    36,000    48,000      60,000    72,000   84,000
    140,000      14,000    28,000    42,000    56,000      70,000    84,000   98,000


OPTION PLAN

    The following table sets forth information regarding the exercise of stock options during the 1998 fiscal year and the number and value of options held by the named executive officer at the end of the 1998 fiscal year under the Corporation's 1992 Stock Option Plan (the "Option Plan"). No options were granted during the 1998 fiscal year, and Mr. Alexander did not exercise any options during fiscal 1998.

                                             Number of Unexercised   Value of Unexercised
                                                Options at Fiscal    In-the-Money Options
                                                    Year-End          at Fiscal Year-End
                 Shares Acquired    Value      (All Immediately       (All Immediately
Name              on Exercise     Realized (1)     Exercisable)         Exercisable)
---------       ---------------   ----------  ------------------    -------------------
David B. Cook          4,454       $ 40,086             --                   $  --
Stanley Alexander, Jr.    --             --             --                      --

(1) For Mr. Cook, based on the difference between the exercise price of the stock options of $6.00 per share and the market value of the Common Stock of $15.00 per share, based on the most recent trades known as of the date of exercise.

EMPLOYMENT AGREEMENT

    The Bank entered into employment agreements with David B. Cook, President and Chief Executive Officer and Stanley Alexander, Jr. Chief Financial Officer. David B. Cook, as President and Chief Executive Officer is responsible for overseeing all operations of the Bank, and for implementing the policies adopted by the Board of Directors. Stanley Alexander, Jr., as Chief Financial Officer, is responsible for overseeing the financial operations of the Bank. The employment agreements for David B. Cook and Stanley Alexander, Jr. commenced on the date of completion of the conversion of the Bank from mutual to stock form on December 28, 1992 for a term of three years. On each anniversary date from the date of commencement of the agreements, the term of employment is extended for an additional one year period beyond the then effective expiration date, upon a determination by the Board of Directors that performance of the employee has met the required standards and that such agreements should be extended. The

Agreements, as extended, provide for an annual base salary which is currently $122,750 for David B. Cook and $68,000 for Stanley Alexander, Jr. The agreements provide the employee with a salary review by the Board of Directors not less often than annually, as well as with inclusion in any discretionary bonus plans, retirement and medical plans, customary fringe benefits and vacation and sick leave. The agreements terminate upon the employee's death, and is terminable by the Bank for "just cause" as defined in the agreement. In the event of termination for just cause, no severance benefits are available. If the Bank terminates an employee without just cause, the employee will be entitled to a continuation of his salary and benefits from the date of termination through the remaining term of the agreement plus an additional 12-month period, but in no event in excess of three years' salary. The employee is able to voluntarily terminate his agreement by providing 60 days' written notice to the Board of Directors, in which case the employee is entitled to receive only his compensation, vested rights, and benefits up to the date of termination.

    The employment agreements contain provisions stating that in the event of the employee's involuntary termination of employment in connection with, or within one year after, any change in control of the Bank or the Corporation, the employee will be paid within 30 days of such termination a sum equal to
2.99 times the average annual compensation he received during the five-year period immediately prior to the date of change in control. "Control" generally refers to the acquisition, by any person or entity, of the ownership or power to vote more than 25% of the Bank's or Corporation's voting stock, or the control of the election of a majority of Directors or the exercise of a controlling influence over the management or policies of the Bank or Corporation. The employment agreement also provides for a similar lump sum payment to be made in the event of the employee's voluntary termination of employment upon the occurrence, or within 90 days thereafter, of certain specified events following any change in control, whether approval by the Board of Directors or otherwise which have not been consented to in writing by the employee including (i) requiring the employee to move his personal residence or perform his principal executive functions more than 35 miles from the Bank's current primary office, (ii) requiring the employee to report to a person or persons other than the Board of Directors of the Bank (or the President and the Board, for Mr. Alexander), (iii) failing to maintain existing employee benefit plans, including material vacation, fringe benefits, stock option and retirement plans, (iv) assigning duties and responsibilities to the employee which are other than those normally associated with his position with the Bank, (v) materially diminishing the employee's authority and responsibility, and (vi) failing to re-elect the employee to the Bank's Board of Directors (for David
B. Cook only). The aggregate payments that would be made to David B. Cook and Stanley Alexander, Jr. assuming termination of employment under the foregoing circumstances at June 30, 1998 would have been approximately $297,188 and $167,500, respectively.

DIRECTORS' COMPENSATION

    Members of the Board of Directors and committees of the Board of Directors of the Corporation receive a monthly retainer of $750, plus $250 per regular or special Board meeting attended.

TRANSACTIONS WITH MANAGEMENT

    All of the Bank's loans to directors and executive officers are made on substantially the same terms, including interest rates, as those prevailing for comparable transactions and do not involve more than the normal risk of repayment or present other unfavorable features. Furthermore, loans above the greater of $25,000 or 5% of the Bank's capital and surplus (up to $500,000) to such persons must be approved in advance by a disinterested majority of the Board of Directors. The Bank does not offer favorable terms on mortgage loans to directors or officers.

         RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

    Olive, LLP, which was the Corporation's independent certified public accounting firm for the 1998 fiscal year, has been retained by the Board of Directors to be the Corporation's auditors for the 1999 fiscal year. A representative of Olive, LLP is currently expected to be present at the Annual Meeting to respond to stockholders' questions and will have the opportunity to make a statement if he or she so desires.

                     OTHER MATTERS

    The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

    SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Pursuant to regulations promulgated under the Securities Exchange Act of 1934, as amended, the Corporation's officers, directors and persons who own more than 10 percent of the outstanding Common Stock ("Insiders") are required to file reports detailing their ownership and changes of ownership in such Common Stock, and to furnish the Corporation with copies of all such reports. Based solely on the Company's review of ownership reports received prior to the Record Date, or written representations from reporting persons that no annual report of change in beneficial ownership is required, the Company believes that all directors, executive officers and stockholders owning in excess of ten percent of the Common Stock have complied with the reporting requirements for the 1998 fiscal year.

                     MISCELLANEOUS

    The cost of solicitation of proxies will be borne by the Corporation. In addition to solicitations by mail, directors, officers, and regular employees of the Corporation may solicit proxies personally or by telegraph or telephone without additional compensation.

    The Corporation's Annual Report to Stockholders is being mailed to all stockholders of record as of the close of business on October 1, 1998. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing the Corporation. Such Annual Report is not to be treated as a part of the proxy solicitation material nor as having been incorporated herein by reference.

    A COPY OF THE CORPORATION'S FORM 10-KSB AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO STANLEY ALEXANDER, JR., CHIEF FINANCIAL OFFICER, HFB FINANCIAL CORPORATION, 1602 CUMBERLAND AVENUE, MIDDLESBORO, KENTUCKY 40965.

                 STOCKHOLDER PROPOSALS

    In order to be eligible for inclusion in the proxy materials of the Corporation for next year's Meeting of Stock-holders, any stockholder proposal to take action at such meeting must be received at the Corporation's executive office at 1602 Cumberland Avenue, Middlesboro, Kentucky 40965 no later than May 25, 1999. Any such proposals shall be subject to the require-ments of the proxy rules adopted under the Securities Exchange Act of 1934, as amended.

                             BY ORDER OF THE BOARD OF
                             DIRECTORS


                            /s/ Frank W. Lee

                             Frank W. Lee
                             Secretary
Middlesboro, Kentucky
October 23, 1998

                        REVOCABLE PROXY
                    HFB FINANCIAL CORPORATION
________________________________________________________________
                   ANNUAL MEETING OF STOCKHOLDERS
                      NOVEMBER 24, 1998
________________________________________________________________

    The undersigned hereby appoints Frances Coffey Rasnic,
Earl Burchfield and Charles A. Harris, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of the common stock of HFB Financial Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at Pine Mountain State Resort Park, Pineville, Kentucky, on Tuesday, November 24, 1998 at 2:00 p.m. and at any and all adjournments thereof, as follows:

                                                      VOTE
                                              FOR    WITHHELD
                                              ---    --------
  1.     The election as directors of all
         nominees listed below (except as
         marked to the contrary below).       [  ]      [  ]

              E. W. Nagle
              Robert V. Costanzo

         INSTRUCTION:  TO WITHHOLD YOUR VOTE FOR ANY
         INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE
         LINE BELOW.

         _________________________

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES
LISTED ABOVE.

________________________________________________________________

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES.
IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

   THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


         Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof, then the power of said attorneys and prior proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke his proxy by filing a subsequent proxy or notifying the Secretary of his decision to terminate his proxy.

         The undersigned acknowledges receipt from the Corporation prior to the execution of this proxy of notice of the Meeting, a proxy statement dated October 23, 1998, and an Annual Report to Stockholders.

Dated: _______________________, 1998


__________________________           __________________________
PRINT NAME OF STOCKHOLDER            PRINT NAME OF STOCKHOLDER


__________________________           __________________________
SIGNATURE OF STOCKHOLDER             SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on the enclosed card.
When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.


PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE
ENCLOSED POSTAGE-PAID ENVELOPE.